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                                                                    EXHIBIT 99.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Marcus Faust, Executive Vice President and Chief Financial Officer of Metropolitan Financial Corp. (the "Company") certifies in his capacity as an officer of the Company that he has reviewed Amendment No. 1 to the Company's annual report on Form 10-K for the year ended December 31, 2002 and that to his knowledge:

           (1) the report fully complies with the requirements of Sections 13(a) of the Securities Exchange Act of 1934; and

           (2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: April 30, 2003
                                           /s/ Marcus Faust
                                           -------------------------------------
                                           Marcus Faust,
                                           Executive Vice President
                                           and Chief Financial Officer